NEW ENGLAND FUNDS TRUST II

            New England Massachusetts Tax Free Income Fund
       New England Intermediate Term Tax Free Fund of California
        New England Intermediate Term Tax Free Fund of New York

                   NEW ENGLAND CASH MANAGEMENT TRUST

                          Money Market Series
                        U.S. Government Series

               NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST

                 Supplement dated October 26, 1995 to
  New England State Tax Free Funds Prospectuses dated May 1, 1995 and
   New England Money Market Funds Prospectus dated September 1, 1995

The following paragraphs are added to the section of the Prospectuses captioned "Fund Management" for New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England Cash Management Trust - Money Market Series, New England Cash Management Trust - U.S. Government Series and New England Tax Exempt Money Market Trust (the "Funds"):

  Back Bay Advisors, L.P., the Funds' investment adviser, is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). New England Mutual Life Insurance Company ("The New England") owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC. The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing investment advisory agreements relating to the Funds. Under the Act, such an "assignment" will result in the automatic termination of the investment advisory agreements, effective at the time of the merger. Prior to the merger, shareholders of the Funds will be asked to approve new investment advisory agreements and subadvisory agreements, intended to take effect at the time of the merger. A proxy statement describing the new agreements will be sent to shareholders of the Funds prior to their being asked to vote on the new agreements.

The following paragraphs are added to the section of Prospectuses captioned "Buying Fund Shares" for each of the Funds:

  Investment checks should be made payable to New England Funds.

  New England Funds will accept second-party checks (up to $10,000) for investments into existing accounts only. (A second-party check is a check made payable to a New England Funds shareholder which the shareholder has endorsed to New England Funds for deposit into an account registered to the shareholder.)

  New England Funds will NOT accept third-party checks, except certain third-party checks issued by other mutual fund companies, broker dealers or banks representing the transfer of retirement assets. (A third-party check is a check made payable to a party which is not a New England Funds shareholder, but which has been ultimately endorsed to New England Funds for deposit into an account.)

                                                            SP34-1095